UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 28, 2005

International Absorbents Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

British Columbia	001-31642	not applicable
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1569 Dempsey Road, North Vancouver, British Columbia		V7K 1S8
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	604-681-6181

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 28, 2005, International Absorbents Inc., a British Columbia, Canada corporation (the "Company"), filed consolidated financial statements for the fiscal years ended January 31, 2004 and 2005 with the British Columbia Securities Commission with a revised accompanying note to reflect that Moss Adams LLP, the Company’s independent registered public accounting firm, became a member of the Canadian Public Accountability Board in May 2005 as required by the Canadian Securities Administrator National Instrument 52-108 (Auditors Oversight). This specific requirement is unique to the British Columbia Securities Commission and is not required by the United States Securities and Exchange Commission. This development was reflected in a new note to the consolidated financial statements for the fiscal years ending January 31, 2005 and 2004 and in an updated opinion reflecting the date of the new note. This development did not impact any of the Company’s consolidated financial results and no other changes were made to the consolidated financial statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Absorbents Inc.

June 29, 2005	By:	/s/ Gordon L. Ellis

Name: Gordon L. Ellis
Title: Chief Executive Officer